CBS
CORPORATION

ERNST & YOUNG
Quality In Everything We Do

CBS Voluntary
Exchange
Offer Program

May 2006

CBS CORPORATION

ERNST & YOUNG
Quality In Everything We Do

CBS Voluntary
Exchange
Offer Program

May 2006

CBS CORPORATION
Ernst & Young
Quality In Everything We Do

CBS Disclosure Statement

CBS Corporation (“CBS”) has commenced the Voluntary
Exchange Offer to which this communication pertains.  Holders of CBS stock options are strongly advised to read the Offer to
Exchange on Schedule TO (Tender Offer) and the other
documents related to the Voluntary Exchange Offer filed with the Securities and Exchange Commission because they contain
important information.  Holders of CBS stock options may
obtain copies of these documents for free at the Securities and
Exchange Commission website at www.sec.gov or from CBS’s
Human Resources department.

1

CBS CORPORATION

ERNST & YOUNG
Quality In Everything We Do

What Are We Going to Discuss?

Review exchange offer provisions

Review the election resources

Overview of stock options

Overview of restricted shares

Comparison of options & restricted shares

Conversion & value of stock options & restricted
shares

Election considerations

Next steps

2

1

CBS CORPORATION
ERNST & YOUNG
Quality In Everything We Do

What Are We NOT Going to Discuss?

Why is CBS providing the Voluntary Exchange
Offer?

Refer to CBS Communications

Your personal situation

Call the CBS VEO Information Line

Fund the Future or other stock programs

3

CBS CORPORATION

Ernst & Young
Quality In Everything We Do

Out-of-

the-money

stock options

Exchange for

restricted

shares

In-the-money

stock options

Exchange for

restricted

shares

Category #1

Category #2

OR

OR

Election Deadline:  May 31, 2006 at Midnight EDT

Voluntary Exchange Offer

Keep the

options

Keep the

options

4

CBS CORPORATION
ERNST & YOUNG
Quality In Everything We Do

Voluntary Exchange Offer

Election applies to ALL options in each category:

Out-of-the-money options

In-the-money options

Each category has a separate election

Election can be withdrawn until the deadline

May 31, 2006 at Midnight Eastern Daylight Time

Default - If no election is made, you will keep your
current options

5

2

*If calling from an international location, please use 201-872-5800

What Resources Are Available To
Help You?

Election Line

1-800-259-3638*

CBS

Communications

Voluntary

Exchange

Offer

Participant

Statement

Election

Workshop

CBS VEO

Information

Line*

Personal

Action Plan

Checklist

Election

Confirmation

Statement

6

CBS CORPORATION

ERNST & YOUNG
Quality In Everything We Do

CBS VEO Information Line

Objective information on
election factors

Review and analyze your
own personal numbers with a
representative

Available 9am – 8pm EDT
Monday – Friday through
May 31, 2006

Personal education available
until 8pm EDT on May 31,
2006

Call early!

Personal Education

800-259-3638

Call to make or withdraw
your election

Available 9am – 8pm EDT
Monday – Friday through
May 31, 2006

Extended hours until
Midnight EDT on May 31
only to make your election
(education availability ends
at 8pm EDT)

Don’t wait until the last
minute!

Election

800-259-3638

7

Personal Action Plan

ACTION ITEMS

WHEN

Beginning May 3

ASAP

ASAP

Make your election soon

Read Voluntary Exchange Offer

Read CBS Communications

8

3

Overview of
Stock Options

CBS CORPORATION

ERNST & YOUNG
Quality In Everything We Do

What is a Stock Option?

Each stock option represents:

a right to buy

one full share of CBS Corporation Class B
Common Stock

at a specified price

for a set period of time

Options can only be exercised:

after they become exercisable, and

before the options expire

10

CBS CORPORATION
ERNST & YOUNG
Quality In Everything We Do

Nothing

“Waiting
period” is
over. You
now can
exercise
the option.

Nothing

You

exercise the
option—you
buy the
stock.

Option Price

+

Taxes

You forfeit
your right to
exercise the
option.

Nothing,

but lost
opportunity

Company
gives

you option to
buy stock

What Are Some Key Stock Option
Terms To Know?

Date of Grant

Exercisable

Date of
Exercise

Expiration
Date

What
Happens?

What Is
Your
Cost?

11

4

CBS CORPORATION
Ernst & Young
Quality In Everything We Do

What Other Terms Should I
Know?

Out-of-the-money stock options

Stock option with a negative “spread”

In-the-money stock options

Stock option with a positive “spread”

12

CBS CORPORATION
ERNST & YOUNG
Quality In Everything We Do

CBS Corporation Class B
Common Stock price

SPREAD = ($5)

$25

$30

Grant
Date

Exercise
Date

How Does a Stock Option Work?
(when the stock price decreases)

Nothing worth buying.  Your stock option is “out-of-the-money”.

13

How Does a Stock Option Work?
(when the stock price increases)

CBS Corporation Class B
Common Stock price

SPREAD = $5

$35

$30

Grant
Date

Exercise
Date

You can buy $35 stock for $30.  Your stock option is “in-the-
money”.

14

5

CBS CORPORATION
ERNST & YOUNG
Quality In Everything We Do

How Do Stock Options Provide
Value?

Grant price

Current stock price

Spread per option

Spread for 100 option
shares

A $10 (33%) decrease keeps these options out-of-the-money, but a $10
(33%) increase in the stock price increases the spread by $500.

*Spread before taxes

$ 30

$ 25

$   0

$   0

“Out of

the Money”

*

Today

$ 30

$ 15

$   0

$   0

“Out of

the Money”

$10 Decrease
in Stock Price

$ 30

$ 35

$   5

$500

“In the
Money”

$10 Increase
in Stock Price

15

Sample Participant Statement

22,166

1,311

20,855

Total

Exercisable: 255 on 4/1/08

255

255

0

$27.3826

NQ

03/31/2015

04/01/2005

Exercisable: 425 on 1/26/08

Exercisable: 424 on 1/26/07

1,273

849

424

$29.3537

NQ

01/26/2013

01/26/2005

Exercisable: 207 on 4/1/07

207

207

0

$30.6337

NQ

03/31/2014

04/01/2004

318

0

318

$31.7173

NQ

01/28/2014

01/28/2004

142

0

142

$29.6913

NQ

03/28/2013

04/01/2003

636

0

636

$30.8849

NQ

01/29/2013

01/29/2003

106

0

106

$37.4067

NQ

03/30/2012

04/01/2002

5,730

0

5,730

$31.0184

NQ

01/30/2012

01/30/2002

114

0

114

$33.8965

NQ

04/01/2011

04/02/2001

5,654

0

5,654

$43.3473

NQ

01/31/2011

01/31/2001

87

0

87

$42.9860

NQ

04/01/2010

04/03/2000

3,769

0

3,769

$45.9230

NQ

01/24/2010

01/25/2000

106

0

106

$35.5652

NQ

03/31/2009

04/01/1999

3,769

0

3,769

$34.4030

NQ

02/24/2009

02/24/1999

Options Eligible

for Exchange

Options

Unexercisable

Options

Exercisable

Grant Price

Grant

Type

Grant

Expiration

Grant Date

Optionee Grants Out-of-the-Money

16

CBS CORPORATION
ERNST & YOUNG
Quality In Everything We Do

ACTION ITEMS

WHEN

Review your existing stock option grant details

Personal Action Plan

17

6

Overview of
Restricted Shares

What is a Restricted Share?

Each restricted share is a full share of CBS Corporation Class B
Common Stock, subject to vesting rules

Dividends accrue and are paid upon vesting

Grant date:

June 1, 2006 (business day following expiration of Voluntary
Exchange Offer)

Restricted shares vest:

50% on June 1, 2008 (second anniversary of grant date)

50% on June 1, 2009 (third anniversary of grant date)

Generally, restricted shares are forfeited if your employment ends during the restriction period

19

CBS CORPORATION

ERNST & YOUNG
Quality In Everything We Do

What Are Some Key Restricted Share
Terms To Know?

Nothing

Company
gives you a
restricted
share

Date of Grant

“Waiting
period” is
over. You
now have full
rights to your
share.

Full market
value of the
share is
taxable

Vesting

You sell the
share of CBS
Corporation
Class B
Common
Stock

Gain since
vesting date
is taxable

Date of Sale

What
Happens?

What Is
Your
Cost?

20

7

CBS CORPORATION
ERNST & YOUNG
Quality In Everything We Do

How Do Restricted Shares Provide
Value?

A $10 (33%) decrease drops the value of these shares by $140 (33%), but a
$10 (33%) increase in the stock price increased value by $140 (33%).

*

Today

$10 Decrease
in Stock Price

*

$10 Increase
in Stock Price

* Value shown is before taxes and does not include accrued dividends

Restricted share price

Current stock price

Value per restricted
share

Value for 14 restricted
shares

$      25

$      25

$      25

$    350

$  15

$  15

$  15

$210

$  35

$  35

$  35

$490

*

21

Comparison of
Stock Options &
Restricted
Shares

CBS CORPORATION
ERNST & YOUNG
Quality In Everything We Do

Comparison of Stock Options and
Restricted Shares

Stock Options

Restricted Shares

Cash outlay

Exercise options by paying the
grant price, taxes and fees using
cash or “cashless” method.

Receive shares with no
cash outlay.  Shares
withheld to pay tax due.

Dividends (if
CBS pays
dividends)

No dividends unless shares are
held after exercise.

Yes – accrued and paid in
cash upon vesting.

Stock
Ownership

Yes, but only to the extent
shares are held after exercise.

Yes, although prior to
vesting, shares cannot be
transferred, sold or
otherwise disposed.

Timing

May exercise anytime upon
becoming exercisable & until
expiration, if CBS Corporation
Class B Common Stock price is
above grant price.

Receive full rights to
shares after vesting
period of 2 or 3 years.

23

8

Comparison of Stock Options and
Restricted Shares

Change in
control

Varies by grant.

No specific provisions.

Stock Options

Restricted Shares

Factors
Affecting
Value

Stock price appreciation above
grant price.

Stock price is greater
than zero.

Continued service.

What if I leave
the Company?

Exercise deadline may be
accelerated, but varies by grant

Unvested restricted
shares generally forfeit
immediately.

24

CBS CORPORATION
Ernst & Young Quality In Everything We Do

Stock Options

Restricted Shares

Tax
Withholding

• Tax due at exercise.*

•  Typically shares are used to
    cover tax (using the cashless
    exercise method).

•  Tax due at exercise.

•  Typically shares are
    withheld to cover tax.

Tax Impact

Spread is taxed as ordinary
income at exercise*

When vested, full market
value of shares is taxed
as ordinary income.

Comparison of Stock Options and
Restricted Shares

* Applies to Non-Qualified stock options

25

Conversion & Value of
Stock Options &
Restricted Shares

9

CBS CORPORATION
ERNST & YOUNG
Quality In Everything We Do

How are Restricted Shares
Determined?

Voluntary Exchange Offer:

Stock options can be voluntarily exchanged for restricted
shares

The number of restricted shares you receive is based on a
value equal to 75% of the “attributed value” of your
exchanged stock options

Stock option “attributed value” based on:

Black-Scholes model

27

CBS CORPORATION
ERNST & YOUNG
Quality In Everything We Do

How are Restricted Shares
Determined?

The reference price for restricted
shares is based on the average of
the closing prices of CBS
Corporation Class B Common
Stock on the New York Stock
Exchange for the 5 consecutive
trading days ending on the 5th
trading day preceding the start of
the exchange offer.

April 20                                     $24.53

April 21                                    $24.81

April 24                                    $24.81

April 25                                    $25.37

April 26                                    $25.15

Total                               $124.67

Reference Price

(5 day average)          $24.9340

28

CBS CORPORATION

ERNST & YOUNG
Quality In Everything We Do

How is Attributed Value
Determined: Black-Scholes

A measure of the value of stock options

Based on several factors, including:

Volatility of the stock

Risk-free rate of return

Price of the stock

Exercise time remaining on the option

29

10

How are Restricted Shares Determined?
Example

100

Stock

Options

$30 Grant Price - $25 Current Price

=

100

Options

Eligible for

Exchange

$470

Total Value

Eligible for

Exchange

$0 Spread

X

=

Step 1:

$4.70 Black-Scholes Value

X

$470

Eligible for

Exchange

$352.50 Total

Value Post-

Exchange

=

Step 2:

75% Exchange Value

X

$352.50 Total

Value Post-

Exchange

14

Restricted

Shares

=

Step 3:

$24.9340 Reference Price

÷

Current Grant:

30

CBS CORPORATION

ERNST & YOUNG
Quality In Everything We Do

Sample Participant Statement

1,678

45

182

30

15

20

84

8

791

10

227

2

82

4

178

Number Of
Restricted

Shares*

$41,528.83

$55,371.77

22,166

$24.65

$  1,130.29

0.75

$  1,507.05

5.91

255

$24.65

$  4,506.42

0.75

$  6,008.56

4.72

1,273

$24.65

$     752.96

0.75

$  1,003.95

4.85

207

$24.65

$     372.06

0.75

$     496.08

1.56

318

$24.65

$     500.55

0.75

$     667.40

4.70

142

$24.65

$  2,084.49

0.75

$  2,779.32

4.37

636

$24.65

$     202.73

0.75

$     270.03

2.55

106

$24.65

$19,510.65

0.75

$26,014.20

4.54

5,730

$24.65

$     247.95

0.75

$     330.60

2.90

114

$24.65

$  5,597.46

0.75

$  7,463.28

1.32

5,654

$24.65

$     64.060

0.75

$       86.13

0.99

87

$24.65

$  2,035.26

0.75

$  2,713.68

0.72

3,769

$24.65

$     113.69

0.75

$     151.58

1.43

106

$24.65

$  4,409.73

0.75

$  5,879.64

1.56

3,769

Average

Market
Price

Total

Value Post
Exchange

Exchange

Rate

Total Value
Eligible for
Exchange

Black-

Scholes

Value

Options
Eligible for
Exchange

31

Personal Action Plan

ACTION ITEMS

WHEN

See restricted shares section of statement

32

11

Out-of-

the-money

stock options

Exchange for

restricted

shares

In-the-money

stock options

Exchange for

restricted

shares

Category #1

Category #2

OR

OR

Election Deadline:  May 31, 2006 at Midnight EDT

Voluntary Exchange Offer

Keep the

options

Keep the

options

33

CBS CORPORATION
ERNST & YOUNG
Quality In Everything We Do

What Key Variables May Affect Your
Decision?

Expiration date

of stock

options

Exercisable /

Vesting dates

Do you need

the money?

Potential

length

of continued

employment

at CBS

Extent that

options are

currently “out of

the money”

Potential for

stock price

change

34

CBS CORPORATION
ERNST & YOUNG
Quality In Everything We Do

What Key Variables May Affect Your Decision?

Will you remain at CBS long
enough to meet the new 2 & 3
year vesting requirements?

Consider:

•    How long do you want to
      work at CBS?

•   How long will CBS have a
      position for you?

•    Will you remain at CBS long
      enough for options to vest?

•    Will you work long enough
      for out-of-the-money options
      to become in-the-money?

Consider:

•    How long do you want to at
      work CBS?

•    How long will CBS have a
      position for you?

Potential
length of
continued
employment

Will you work long enough to
meet the new 2 & 3 year
vesting requirements?

Cannot exercise in-the-money
options until they are
exercisable.

Exercisable /
Vesting dates

Impact on
Restricted Shares

Impact on Stock Options

Decision
Variable

35

12

CBS CORPORATION
ERNST & YOUNG
Quality In Everything We Do

What Key Variables May Affect Your Decision?

N/A – Value of restricted
shares equals CBS
Corporation Class B Common
Stock price

How much does the stock price
need to increase in order for
your options to move in-the-
money?

Extent that
options are
currently out-
of-the-money

N/A – No expiration; shares
owned after vesting
requirements met

Will the share price increase
enough for options to move in-
the-money before expiration?

Expiration
date of stock
options

Impact on
Restricted Shares

Impact on Stock Options

Decision
Variable

36

CBS CORPORATION

ERNST & YOUNG
Quality In Everything We Do

What Key Variables May Affect Your Decision?

Value of restricted shares
equals CBS Corporation Class
B Common Stock price

•  Will the share price increase
    enough for options to move in-
    the-money before expiration?

•  How much value will a stock
    price increase add to options
    that are already in-the-money?

Potential for
stock price
change

Restricted shares carry less
risk but also less potential
reward

Stock options carry more risk
but offer more potential reward

Do you need
the money?

Impact on
Restricted Shares

Impact on Stock Options

Decision
Variable

37

CBS CORPORATION

ERNST & YOUNG
Quality In Everything We Do

How Do Stock Options & Restricted Shares Compare when
the Stock Price Decreases $10?

Option After
Decrease

Option Today

Grant price

Stock price

Value per stock
option or
restricted share

Value of 100
exercisable
options*

Value of 14 vested
restricted
shares**

$ 30

$ 15

$   0

$   0

Restricted
Share
Today

Restricted
Share After
Decrease

N/A

$  25

$  25

$350

N/A

$  15

$  15

$210

$ 30

$ 25

$   0

$   0

*Value is before taxes

** Value is before taxes and does not include accrued dividends

38

13

Option After
Increase

Option Today

How Do Stock Options & Restricted Shares Compare when
the Stock Price Increases $10?

Grant price

Stock price

Value per stock
option or restricted
share

Value of 100
exercisable options*

Value of 14 vested
restricted shares**

*Value is before taxes

** Value is before taxes and does not include accrued dividends

$  30

$  35

$    5

$500

Restricted
Share Today

Restricted
Share After
Increase

N/A

$  25

$  25

$350

N/A

$  35

$  35

$490

$ 30

$ 25

$   0

$   0

39

Stock Options

$

$

$$

$$

$$$

$10

$15

$25

$35

$45

$55

FMV of CBS Corporation Class B Common Stock

$$$

$$$$

$$$$

$$$$$

Restricted
Shares

0

Comparing Value

40

Comparing Value

Stock Options

$

$

$$

$$

$$$

$10

$15

$25

$35

$45

$55

FMV of CBS Corporation Class B Common Stock

$$$

$$$$

$$$$

$$$$$

Restricted
Shares

0

41

14

CBS CORPORATION

ERNST & YOUNG
Quality In Everything We Do

Election Process for Exchange

Making Your Election:

Call 800-259-3638

Indicate your election or withdrawal

Confirmation statement will be sent within
two business days via e-mail or US mail with
each election or withdrawal

Review confirmation statement

Call if you find errors

42

Election Process for Exchange

Other Election Provisions:

Election deadline May 31, 2006 at Midnight
EDT

You can withdraw your election(s) during the
election period.  The last election(s) made as
of the deadline will stand.

No action required to keep options – default
is to keep options

43

*If calling from an international location, please use 201-872-5800

What Resources Are Available To
Help You?

Election Line

1-800-259-3638*

CBS

Communications

Voluntary

Exchange

Offer

Participant

Statement

Election

Workshop

CBS VEO

Information

Line*

Personal

Action Plan

Checklist

Election

Confirmation

Statement

44

15

CBS CORPORATION
ERNST & YOUNG
Quality In Everything We Do

Personal Action Plan

ACTION ITEMS

WHEN

Check your Confirmation Statement if you made an election

Call the CBS VEO Information Line for personal education

Review your other Voluntary Exchange Offer communications

from CBS

Review the Offer to Exchange document provided to you by CBS at the commencement of the offer for a complete description of the terms and conditions of the Voluntary Exchange Offer

Review your Participant Statement

45

CBS CORPORATION
Ernst & Young
Quality In Everything We Do

Questions?

46

CBS Voluntary Exchange
Offer Program

May 2006

16

Speaker Notes

CBS
Voluntary Exchange Offer
May 2006

When You Get to the Room

•	On a flip chart sheet, write:

Good Morning / Good Afternoon
(Your Name)
Ernst & Young LLP

About the Speaker Notes

In the speaker notes that follow:

Major Points– covers the objective of the slide and the critical points you MUST get across in the workshop.

Action Items– provides action items you need to periodically review during the workshop. You will note action items on certain color slides.

Slide 0 – CBS Voluntary Exchange Offer Title Slide

Major Points:

•	Welcome & Introduction

•	CBS Corporation has engaged Ernst & Young to help you understand the Voluntary Exchange Offer. Specifically, we’re going to review with you today:

•	What you now have

•	What is available to you

•	What choice(s) you have

•	How to make your decision

•	You may have printed a manual, which includes copies of today’s slides, an evaluation form, and several appendix items. These are yours to keep, make notes on and refer back to after you leave this workshop.

Presentation Notes

•	Do NOT refer to CBS Corporation as ‘‘They’’. Refer as either ‘‘CBS’’ or ‘‘the Company.’’

•	Hold up each piece of information the participants have in front of them as you are talking about it – Participant Statement, Workshop Manual, etc.

•	(Teleconferences – participants may or may not have printed out the workshop manuals in advance – available online)

•	Ask participants to tear out the Post-Workshop Evaluation form and complete it at the end of the workshop.

•	Tell participants that you will collect the surveys at the end of the workshop.

Script

Good morning! My name is:                                                          and I am with Ernst & Young. Ernst & Young is a professional services firm. I work in the Personal Financial Services group of Ernst & Young. We specialize in providing group and personal education to employees to help make informed decisions and take action to improve your financial well-being.

Ernst & Young doesn’t sell any investment or insurance products. Our objective here is to educate you about CBS’s Voluntary Exchange Offer program. Our goal is to increase your understanding of the Voluntary Exchange Offer. We will review how stock options and restricted shares work, and compare both. By the end of the hour, we hope that you will understand what to think about in making your decision about whether to participate in the Voluntary Exchange Offer.

Before we get started: a few housekeeping matters

•	Today’s session will last 1 hour.

•	Feel free to ask questions during the program, but we will also discuss a resource you can call to ask additional questions after today.

•	We will not take a break during the workshop, but if you need to leave the room during the session, don’t hesitate to do so.

•	Restrooms are (location)

Please take notes during the workshop, using your workshop manual if you have a printout with you.

Any questions before we get started?

Slide 1 – CBS Disclaimer Statement Slide

Major Points:

•	Today’s program is designed to provide education on stock options, restricted shares and the Voluntary Exchange Offer. Please make sure you review all of the official communications and the Offer to Exchange materials you have already received from CBS as referred to in this Disclosure Statement.

•	Today’s workshop and the other services Ernst & Young is providing you are for your education only in connection with the Voluntary Exchange Offer. Our services do not include tax advice or broader financial planning. You should consult your own tax adviser or financial planner for specific advice.

Slide 2 – What Are We Going to Discuss?

Major Points:

•	Review the Agenda items:

•	Why are we here today? We will look first at the decisions you are being asked to make as part of the Voluntary Exchange Offer

•	We will review the resources that CBS is providing you in connection with the Voluntary Exchange Offer.

•	We will also review some basics about stock options you now have and restricted shares that you may elect to receive in exchange for your stock options as part of this Voluntary Exchange Offer.

•	Once we get the basics down, we will compare stock options and restricted shares side-by-side, including their similarities and differences.

•	We will also look at how the conversion is calculated if you choose to exchange your stock options for restricted shares.

•	We will also look at some examples showing how stock options and restricted shares change in value as the CBS Corporation Class B Common Stock price fluctuates up or down.

•	Finally, we’ll focus directly on the election, looking at the key considerations that may affect your decisions and the next steps when you leave this workshop.

Transition:

Slide 3 – What Are We NOT Going to Discuss?

We are not here today to discuss why CBS is providing you with this Voluntary Exchange Offer. You should refer to the Offer to Exchange document and other communications you have received from CBS that explain this. Our focus today is to help you understand what you now have and decide whether to voluntarily elect this exchange. The choice is yours.

We are also not here today to tell you what you should do. Everyone’s situation is different. If you have personal questions about your own situation, we will talk about a confidential telephone resource that CBS is providing for you through Ernst & Young. This is where you can ask any questions you have about your own situation.

Again, our focus is on the Voluntary Exchange Offer today, and not on Fund the Future or other benefit programs.

Slide 4 – Voluntary Exchange Offer

Major Points:

•	Here are the Voluntary Exchange Offer elections available to you.

•	The first decision relates to all of your out-of-the-money stock options (more on that term later). You can keep all of your out-of-the-money stock options or exchange all of them for restricted shares.

•	You also have a choice with your in-the-money stock options. You can keep all of your in-the-money stock options or exchange all of them for restricted shares.

•	You can decide to exchange both categories of options for restricted shares, you can decide to exchange only one category of options for restricted shares or you can decide not to exchange either category of options.

•	You cannot, however, exchange only some of the options in either category for restricted shares. In other words, for each category – out-of-the-money and in-the-money – you must either exchange all of the options in that category or none of the options in that category.

•	The election to exchange options must be made by Midnight EDT on Wednesday, May 31, 2006.

Slide 5 – Voluntary Exchange Offer

Major Points:

•	Note again, your election applies to ALL of your out-of-the-money options, and ALL of your in-the-money options, but you can choose to exchange one group and not the other group.

•	You must make your election by Midnight EDT on Wednesday, May 31, 2006, but you ONLY have to make an election if you wish to make an exchange.

•	The default – if no election is made – is that you retain your existing stock options.

Finally, you can change your mind and withdraw your election at any time through Midnight EDT on May 31, 2006. Whatever election is on file as of that time and date will be binding.

Slide 6 – Review the Election Resources

Major Points:

•	You should have received several communications about the Voluntary Exchange Offer, including an April 6 letter from Leslie Moonves and a follow up communication on April 27 from Tony Ambrosio.

•	You should carefully review all of the communications and information provided to you relating to the Voluntary Exchange Offer, including the Offer to Exchange materials which contain a complete description of the terms and conditions of the offer. The Offer to Exchange materials were sent to you at the commencement of the Voluntary Exchange Offer on May 3.

•	A participant statement was mailed to your home around May 3. We’ll review a sample statement together today. Your statement shows you a snapshot of all your in-the-money and out-of-the-money stock options that are eligible for this exchange. If you have not received this statement, please call the CBS VEO Information Line, which we’ll be discussing in a moment.

•	You also have today’s workshop to learn more about the Voluntary Exchange Offer. If you have a copy of the workshop manual (or printed one online), follow along and take notes during the workshop today.

•	To discuss your own personal situation, you can also call the toll-free CBS VEO Information Line for education. The same phone number is used to answer any questions you have about the Voluntary Exchange Offer and to make your election to exchange, if that’s what you decide to do.

•	We’ll also talk in a moment about your own Personal Action Plan.

•	The last step is making your election, if you choose to exchange your options. When you make an election, you will receive an e-mail (if you have a valid CBS domain e-mail address on file) or a letter via US Mail confirming the election decision. If you wish to withdraw an election, you will also receive confirmation.

•	Only the LAST election or withdrawal on file as of Midnight EDT on Wednesday, May 31 will count.

•	Everyone will receive a confirmation after the May 31, 2006 deadline.

Slide 7 – CBS VEO Information Line

Major Points:

•	The CBS VEO Information Line is available for two purposes in May.

•	First, you can call to get objective education about the election, and to discuss the factors that might affect your own decision. The Ernst & Young planners are objective and your discussions will remain confidential. You can call by yourself, or you can call with another person, as long as you are on the call with that person.

•	The CBS VEO Information Line is available for education Monday through Friday from 9am – 8pm EDT through May 31, 2006.

•	Second, you can call this same number to make or withdraw your election to exchange your options. The hours and dates are the same for making your election, with one key exception: Your election can be made up until Midnight EDT on Wednesday, May 31, although education ends at 8pm on that day. As long as you call by Midnight EDT on Wednesday, May 31 and remain ‘in the queue’ until your call is answered, we will take your election.

•	You can also tender your election via fax or e-mail. Review your Voluntary Exchange Offer for details.

•	We strongly encourage you to call the CBS VEO Information Line early in the election period rather than waiting until the last minute!!! Note that May 31 is just after the Memorial Day Weekend. Also, there are 13,000 of you, and fewer than 13,000 of our planners, so please call early. You can always change your mind through Midnight EDT May 31. And remember, you DON’T need to call if you plan to keep all of your stock options.

Slide 8 – Personal Action Plan

Major Points:

•	Go to the Appendix of your Manual, or use a blank piece of paper, and start a list of all Action Steps you need to take soon.

•	This includes:

•	Deciding whether to make your election

•	Reviewing all CBS communications, including the Offer to Exchange itself.

TIME ELAPSED: 10 MINUTES

Slide 9 – Overview of Stock Options

Major Points:

•	Let’s focus first on the basics of how stock options work. Stock options are what you now have.

Slide 10 – What Is A Stock Option?

Major Points:

•	Each stock option you have represents your right to buy a full share of CBS Corporation Class B Common Stock at a specified price.

•	In other words, you can ‘‘lock in’’ a price up front for the stock and buy it at a later time at that same price.

•	You can only exercise an option and actually buy the share of stock if you meet the vesting and any holding requirements that apply to the option.

•	You also can only exercise an option before it expires.

Slide 11 – What Are Some Key Stock Option Terms to Know?

Major Points:

•	Every option has four key dates.

•	The first key date is when your options are granted to you. This is simply when you are first given the option. At this point, there is no cost to you.

•	After some waiting period, you will meet the vesting requirements and any holding requirements, if applicable. On this second key date, there is still no cost to you. Since the waiting period is over, you are now able to exercise the option at your choosing.

•	The third key date is when you exercise the option. This means that you are actually buying the stock. At this point, you have to pay for the stock, and you will owe taxes on the ‘‘spread,’’ which we will define in a moment.

•	Note – there are ways to buy the stock even if you don’t have cash available. You can use the ‘‘cashless’’ method to exercise the option and buy the stock. When you exercise an option using this method, you immediately sell enough shares to pay for the exercise and the taxes due. You then keep the remaining net cash or a portion of the shares after paying these costs out of the proceeds from the shares sold.

•	Finally, if you choose to not exercise the option by the option’s expiration date, the option is forfeited. At this point, there is not cost to you, except the lost opportunity to buy the stock.

Slide 12 – What Other Terms Should I Know?

Major Points:

•	What other terms do you need to know?

•	When we talk about ‘‘out-of-the-money’’ stock options, we mean those that currently don’t have any value, because the current CBS Corporation Class B Common Stock price is equal to or lower than the grant price. In other words, these options have a negative ‘‘spread.’’ You may have heard these options also referred to as out-of-the-money or ‘‘underwater.’’

•	‘‘In-the-money’’ options are those where you can buy the CBS Corporation Class B Common Stock today at a price that is lower than the current CBS Corporation Class B Common Stock price. In other words, these options have a positive ‘‘spread.’’ You may have heard these options referred to as in-the-money or ‘‘above water.’’

Slide 13 – How Does A Stock Option Work? (when the stock price decreases)

Major Points:

•	Let’s look at some examples of how a stock option works.

•	In the first example, you have a stock option that gives you the right to buy one share of CBS Corporation Class B Common Stock at the price of $30. In other words, you can exercise this option once it vests and pay $30 for a share of CBS Corporation Class B Common Stock.

•	If the current stock price is only $25, this option means you can buy a $25 share of CBS Corporation Class B Common Stock for $30. This option has no current intrinsic value (even though it may have a value based on a valuation method such as Black-Scholes) and is considered ‘out-of-the-money,’ since it has a negative spread of $5. In other words, it’s not worth paying $30 for a share of stock worth only $25.

•	So the ‘‘spread’’ is just the difference between the exercise price and the current stock price.

Slide 14 – How Does A Stock Option Work? (when the stock price increases)

Major Points:

•	Now let’s take a look at a different example.

•	In this example, you again have a stock option that gives you the right to buy one share of CBS Corporation Class B Common Stock at the price of $30.

•	If the CBS Corporation Class B Common Stock price is currently $35, you can buy a share of the stock for $30.The intrinsic value – or ‘‘spread’’ – is $5 per option. This option is in-the-money.

Slide 15 – How Do Stock Options Provide Value?

Major Points:

•	Let’s continue with these two examples.

•	If, when the stock option is granted, the grant price is the same as the current CBS Corporation Class B Common stock price, then the option has no intrinsic value.

•	If the CBS Corporation Class B Common stock price falls 33% – $10 here – the option still has zero intrinsic value.

•	If the CBS Corporation Class B Common stock price rises, however, the option does have intrinsic value. Here, let’s say you were given 100 options at $30 a share. If the stock price goes up to $35 – a $10 (or 33%) increase in the stock price – then your 100 options have an increase in intrinsic value of $500. The net increase will be less, however, due to taxes. We don’t have time today to go into taxes, but you can see an illustration of how stock options are taxed on page 4 of the Appendix to your workshop manual. You can also call the CBS VEO Information Line to learn more about taxes.

Slide 16 – Participant Statement

Major Points:

•	Let’s now take a look at your Participant Statement. If you brought your statement with you, you can use your own statement to follow along. If you don’t have your own statement with you, you can use this sample.

•	Your Participant Statement will show all of your in-the-money and out-of-the-money stock options that are eligible for the Voluntary Exchange Offer, whether they are currently vested or exercisable or not. The determination of whether your stock options are in-the-money or out-of-the-money is based on the Reference Price, and remains constant (as shown on your Participant Statement) throughout the Offer period.

•	Let’s go over each column of the statement.

•	The first column shows the date you were given the grant by CBS.

•	The second column shows when each option grant expires.

•	The third column shows the type of grant. Stock options are either ‘‘non-qualified’’ or ‘‘qualified.’’ The difference has to do with their tax treatment. As mentioned earlier, we are not going to discuss taxes in this workshop, but page 5 of the Appendix to the workshop manual has more information about taxes and stock options.

•	The fourth column shows the grant price for each stock option grant you have.

•	The fifth column shows the number of options you were granted that are Exercisable.

•	The sixth column shows the number of options you were granted that are Unexercisable.

•	The seventh column shows the number of options that are eligible for the Voluntary Exchange Offer.

•	If you have any questions about your own Participant Statement, please call the CBS VEO Information Line to discuss it. Our planners will also have a copy of your statement, so that they can review your numbers with you.

Slide 17 – Personal Action Plan

Major Points:

•	Remember to continue filling out your Personal Action Plan. If you don’t have your own Participant Statement with you now, be sure to review your own numbers soon.

TIME ELAPSED: 20 MINUTES

Slide 18 – Overview of Restricted Shares

Major Points:

•	Now let’s talk about the basics of how restricted shares work.

Slide 19 – What is a Restricted Share?

Major Points:

•	A restricted share is one full share of CBS Corporation Class B Common Stock. It is subject to some restrictions, such as vesting requirements.

•	In the meantime, if CBS Corporation Class B Common Stock pays a dividend, you accrue that dividend. When the shares vest, the accrued dividends will be paid out to you, and will be taxable.

•	(Note: These accrued dividends are not qualified dividends, and so will not qualify for a lower federal income tax rate.)

•	The grant date of your restricted shares through this exchange offer will be June 1 2006. Vesting will occur on the 2nd and 3rd anniversary dates of the grant. This means:

•	50% of the restricted shares will vest on June 1, 2008, and

•	50% or the balance will vest on June 1, 2009

•	If your employment with CBS ends before your restricted shares vest, then you will forfeit them.

•	Note that, even if the options you exchanged for restricted shares had already vested, you will still need to wait through this new vesting requirement before you can transfer, sell or otherwise dispose of the restricted shares. In other words, even if you had some vested options that you exchanged for restricted shares, if you were to leave CBS before June 1, 2008, then you would forfeit all restricted shares received as part of this Voluntary Exchange Offer.

Slide 20 – What Are Some Key Restricted Share Terms to Know?

Major Points:

•	There are three key dates with restricted shares.

•	First, if you elect to exchange your options, you will receive restricted shares on the date of grant. At this point, there is no cost to you.

•	The next key date is the vesting date. When you reach each of the two vesting dates, you will own the vested shares outright, free of any restrictions on transferability. At this point, the full market value of the shares, plus any accrued dividends paid to you, will be taxable to you.

•	The last key date is the date you sell the shares. Whenever you sell the shares, any gain will be taxable as a capital gain.

Slide 21 – How Do Restricted Shares Provide Value?

Major Points:

•	Let’s look at a similar example for restricted shares to see how they provide value. We’ll use the same numbers as before.

•	In this example, the restricted share price on the date of grant is $25 and you have 14 restricted shares. Unlike a stock option, the value of restricted stock is not based on a ‘spread,’ but rather on the actual current price of CBS Corporation Class B Common stock. If the price of CBS Corporation Class B Common stock goes down by $10 (33%), your restricted share’s fair value goes down by $10, which in this example is to $15. Since you have 14 restricted shares in this example, the total fair value of your restricted shares went from $350 to $210, which is a decrease of $140. If the price of CBS Corporation Class B Common Stock goes up by $10 (33%), each restricted share’s fair value goes up by $10, which in this example is $35. Since you have 14 restricted shares in this example, the total fair value of your restricted shares went from $350 to $490, which is an increase of $140. (Here again, the fair values shown are before taxes, and do not include accrued dividends.)

•	As long as CBS stock has some ‘‘price’’ above zero, restricted shares have a fair value.

•	Remember, the fair value these restricted shares provide is subject to the vesting rules. Before meeting the vesting requirements, you cannot transfer, sell or otherwise dispose of the shares.

Before we move on, do you have any questions on either stock options or restricted shares?

TIME ELAPSED: 30 MINUTES

Slide 22 – Comparison of Stock Options and Restricted Shares

Major Points:

•	Let’s now look at stock options and restricted shares side by side.

Slide 23 – Comparison of Stock Options and Restricted Shares

Major Points:

•	Let’s now look at stock options and restricted shares side by side.

•	First, let’s look at timing comparisons

•	Both have vesting periods that must be met, although you may have already met vesting requirements if you stay in options. With options, you may exercise them as soon as you meet vesting and any holding requirements, but they have no intrinsic value unless the price of CBS Corporation Class B Common stock goes above the option price. With restricted shares, none will vest before June 1, 2008. Half will vest on June 1, 2008 and the other half on June 1, 2009.

•	Next, let’s look at cash outlay:

•	Both stock options and restricted shares have a cost at some point, but both have methods to use some of the shares to pay the costs. With stock options, you have the cashless exercise method. With restricted shares, CBS will withhold some shares to pay the taxes due, so you can receive shares with no outlay of cash.

•	Let’s look next at stock ownership:

•	With a stock option, until you exercise it, an option is only the ‘right’ to buy a share. In comparison, a restricted share is full ownership of the stock, subject to the vesting rules. In addition, stock options have expiration dates. With restricted shares, you can hold the stock for as long as you wish once the shares vest. You need not sell the shares, even after you leave employment with CBS. So with both stock options and restricted shares, I have the opportunity to get shares, and become a shareholder.

•	What about dividends?

•	You do not participate in dividends with stock options, until you exercise them, acquire the stock and hold it. With restricted shares, you accrue dividends, which are paid out and taxable after vesting requirements are met.

•	The impact of dividends represents a difference between stock options and restricted shares.

Slide 24 – Comparison of Stock Options and Restricted Shares

Major Points:

Here are some more comparison points.

•	What if you leave the Company?

•	With stock options, the exercise deadline may be accelerated, but this may vary with each option grant. With restricted shares, if you leave CBS or its majority-owned subsidiaries before the shares vest, then you forfeit the restricted shares.

•	And remember, leaving the Company may be for almost any reason: quit, retire, layoffs, business is sold or other voluntary or involuntary reasons.

•	What factors affecting the value of both?

•	The value of stock options is affected by appreciation in the price of CBS Corporation Class B Common Stock above the grant price of the option. With restricted shares, the shares always have some value, as long as the price of CBS Corporation Class B common stock is above zero.

•	Change in Control

•	The impact of a change in control on your stock options varies by the specific grant. Some grants have specifid provisions while others do not. There are no specific provisions for the impact of a change in control for restricted shares.

Slide 25 – Comparison of Stock Options and Restricted Shares

Major Points:

Here are two last points of comparison:

•	Tax Impact

•	With stock options, the spread is taxed as ordinary income on the date you exercise the option. With restricted shares, the full market value of the shares is taxed as ordinary income on the date the shares vest. Any gain thereafter when the shares are sold is taxed as a capital gain.

•	Tax Withholding

•	Finally, tax on the stock option spread or the restricted share’s value is due when you exercise your option. Stock options can be exercised using the cashless method, where some shares are immediately sold to cover the tax due. With restricted shares, tax payments are typically made from shares sold as well.

TIME ELAPSED: 35 MINUTES

Slide 26 – Conversion & Value of Stock Options & Restricted Shares

Major Points:

•	Let’s now spend some time looking at the numbers – how are your options and restricted shares valued, and how does the exchange work?

•	This may be the most difficult section of the workshop, but may be the most interesting too if you like to see the details of your numbers.

Slide 27 – How Are Restricted Shares Determined?

Major Points:

•	We’re now coming to one of the most difficult parts of this workshop. How was your number of restricted shares calculated?

•	Under the Voluntary Exchange Offer, you can exchange stock options for restricted shares.

•	Because stock options are a right to buy a share of CBS Corporation Class B Common Stock at a fixed price anytime over a number of years, even options that are currently out of the money have some potential value. This potential value is known as ‘‘attributed value’’.

•	CBS’s Compensation Committee of the Board of Directors has determined that the appropriate conversion of exchanged stock options to restricted shares is 75% of this attributed value.

This attributed value is based on a Black-Scholes model, which is a standard method to value stock options.

Slide 28 – How Are Restricted Shares Determined?

Major Points:

•	The reference price for the restricted shares for the Voluntary Exchange Offer is based on the 5-day average of the closing prices of CBS Corporation Class B Common Stock on the New York Stock Exchange on the 5 consecutive trading days ending with the fifth trading day preceding the start of the exchange offer.

•	Since the Voluntary Exchange Offer commenced on May 3, the fifth trading day prior was April 26. The 5 trading days used to calculate the reference price for the restricted shares was April 20, 21, 24, 25 and 26. Take the closing price each day, add it up, divide by 5 – The resulting 5-day average price of CBS Corporation Class B Common stock is $24.9340. This is the reference price for the restricted shares in the Voluntary Exchange Offer. Once the reference price is fixed, it does not change during the offer period.

Slide 29 – How is the Attributed Value of Stock Options Determined (Black-Scholes)

Major Points:

•	Because your stock options give you the ability to buy shares for a fixed period of time, those options have some theoretical value. Black-Scholes is a commonly used model to determine a ratio of the value of stock options to the value of stock, based on several factors, including:

•	Volatility of the stock

•	Risk-free rate of interest

•	Price of the stock

•	Time remaining to exercise the option

•	Because Black-Scholes takes into account length of time left in a grant, you will see a different Black-Scholes value for each grant.

Slide 30 – How Are Restricted Shares Determined?

Major Points:

•	Consider this example where a stock option grant of 100 stock options that are currently out-of-the-money is exchanged for restricted shares.

•	In the first step, 100 shares are multiplied by the Black-Scholes value shown on your Participant Statement. This equals the total dollar value eligible for exchange. Remember, the Black-Scholes value may be different for each grant. The result of this calculation is the ‘‘attributed value’’ of your stock options.

•	The pre-determined exchange rate of 75% is then applied to this value, for a total of $352.50.

•	Finally, this value is divided by the reference price of CBS Corporation Class B Common Stock – $24.934 – to determine the number of restricted shares you are eligible to receive.

•	Note, in this case, the stock option grant that currently had no intrinsic value because it is out-of-the-money is exchanged for restricted shares with a value of $350 (14 shares subject to vesting requirements ).

Slide 31 – Participant Statement

Major Points:

•	Now let’s return to the rest of our sample Participant Statement

•	The seventh column shows the number of options that are eligible for the Voluntary Exchange Offer.

•	The eighth column marked ‘‘Black-Scholes Value’’ shows the value of each option.

•	The ninth column shows the total value of the options that are eligible for the Voluntary Exchange Offer.

•	The tenth column shows the 0.75 exchange rate used to convert your options to restricted shares.

•	The eleventh column shows the total value of your stock options should you exchange them for restricted shares.

•	The twelfth column shows the reference price used to value the restricted shares.

•	The final column shows how many restricted shares you will receive in exchange for your options, if you decide to participate in the Voluntary Exchange Offer.

Slide 32 – Personal Action Plan

Major Points:

•	Now that we have reviewed the remaining section of your Participant Statement showing the restricted shares calculation, be sure to write down an Action Item to review your own numbers closely.

TIME ELAPSED: 45 MINUTES

Slide 33 – Voluntary Exchange Offer

Major Points:

•	At this point, let’s pause for a moment and review the choices you have to make.

•	You have potentially two decisions to make by Wednesday, May 31, 2006 at Midnight EDT.

•	For your out-of-the-money stock options, you can choose to keep all of these options or exchange all of them for the number of restricted shares shown on your statement.

•	To the extent you have in-the-money stock options, you can choose to keep all of these options or exchange all of them for the number of restricted shares shown on your statement.

Slide 34 – What Key Variables Will Affect Your Decision?

Major Points:

•	There are six key variables that may affect your decision to keep your stock options or exchange them for restricted shares

•	The primary variables are:

•	Vesting dates

•	The potential length of your continued employment with CBS or its majority-owned subsidiaries

•	The expiration date of your stock options

•	The extent that your stock options are out-of-the-money. In other words, how much of a price increase will it take for these options to move in-the-money?

•	And the potential for the price of CBS Corporation Class B Common Stock to change

•	Your need for the money short- and long-term

Slide 35 – What Key Variables Will Affect Your Decision?

Major Points:

•	Let’s look at each of these key variables.

•	Exercisable / Vesting Dates –

•	The question to ask here is: will I be employed at CBS or its majority-ownedsubsidiaries long enough to meet vesting rules? You cannot exercise stock options until you meet the vesting and holding requirements. You cannot transfer, sell or otherwise dispose of restricted shares, or receive accrued dividends thereon, until you meet the 2- and 3-year vesting requirements.

•	Remember that, if you exchange stock options for restricted shares, you will have new vesting requirements that must be met, regardless of whether your stock options have already vested.

•	Potential length of continued employment –

•	If you think you will be with CBS for at least 2 years, the restricted shares will provide some value. If you have out-of-the-money stock options, you’ll need to ask whether you’ll be with CBS long enough for the CBS Corporation Class B Common stock price to increase enough to put the options in-the-money, but before they expire. Keep in mind that asking how long you’ll be at CBS really involves asking two different questions. First, how long do you think you will want to work at CBS or its majority-owned subsidiaries? This question involves thinking about your own career plans. Second, how long will CBS have a position for you? This question involves thinking about the future business plans of CBS.

Slide 36 – What Key Variables Will Affect Your Decision?

Major Points:

•	The next key variable is the expiration dates of your stock options –

•	Stock options need to be in-the-money before they expire in order to provide you with any intrinsic value.

•	Restricted shares do not expire; rather you automatically own the shares outright without any restriction on transferability after they vest in 2 and 3 years.

•	The next key variable is the extent that your stock options are out of the money –

•	The further your option is out-of-the-money, the higher the CBS Corporation Class B Common stock price must rise to achieve any potential value. A key question to ask is: how much will the CBS Corporation Class B Common Stock price have to increase in order for your stock options to move in the money?

•	(The CBS VEO Information Line can help you understand these factors. They can help you determine how much the CBS Corporation Class B Common Stock price needs to rise before either the stock options or restricted shares become more valuable than the alternative. )

•	This factor doesn’t apply to restricted shares (there is no concept of out-of-the-money with restricted shares). As long as CBS Corporation Class B Common stock has a price greater than zero, then the restricted shares have value.

Slide 37 – What Key Variables Will Affect Your Decision?

Major Points:

•	The next key variable is the potential for stock price change

•	This variable is very important, and directly affects the value of both stock options and restricted shares.

•	The price of CBS Corporation Class B Common Stock directly affects whether and to what extent your stock options are out-of-the-money or in-the-money.

•	The price of CBS Corporation Class B Common Stock directly affects the current value of restricted shares.

•	Finally, Do You Need the Money?

•	Stock options provide more potential risk as well as potential reward.

•	Restricted shares provide less potential risk as well as potential reward.

•	This can be seen in the following numerical example -

Slide 38 – How Do Stock Options & Restricted Shares Compare When the Stock Price Decreases $10?

Major Points:

•	Let’s summarize this comparison with a side-by-side example of the stock options and restricted shares as the CBS Corporation Class B Common Stock price fluctuations.

•	Here we have 100 exercisable stock options with a grant price of $30 and a CBS Corporation Class B Common Stock price of $25. The spread is $0, so the intrinsic value of the options is $0. If the CBS Corporation Class B Common Stock price drops $5, the value of the stock options remains at zero.

•	Our 14 restricted shares are valued at the current CBS Corporation Class B Common Stock price – $25 today. This gives a current value of $350. A $10 CBS Corporation Class B Common Stock price drop reduces those restricted share values by $10, down to a total value of $210.

•	So, even though the spread in the stock options is $0, there is still value in the restricted shares.

Slide 39 – How Do Stock Options & Restricted Shares Compare When the Stock Price Increases $10?

Major Points:

•	Here we have 100 exercisable stock options with a grant price of $25 and a CBS Corporation Class B Common Stock price of $25. The spread is $0, so the intrinsic value of the options is $0. If the CBS Corporation Class B Common Stock price rises $10, the intrinsic value of the stock options increases to a total of $500.

•	Our 14 restricted shares are valued at the current CBS Corporation Class B Common Stock price – $25 today. This gives a current value of $350. A $10 CBS Corporation Class B Common Stock price increase increases those restricted share values by $10, up to a total value of $490.

•	As you can see, the stock options come with both more risk and potential reward, based on swings in the CBS Corporation Class B Common Stock price. As the CBS Corporation Class B Common Stock price continues to rise, the intrinsic value of the stock options will rise faster than the value of the restricted shares.

•	The restricted shares, however, generally provide at least some value, only dropping to zero if the CBS Corporation Class B Common Stock price drops all the way to zero as well (or if the restricted shares are forfeited prior to vesting).

Slide 40 – Comparing Value (graph)

Major Points:

•	Let’s look graphically at a stock option grant that is currently just slightly out-of-the-money. When it passes the grant price of $25, it immediately has intrinsic value, and that intrinsic value, or spread, rises as the CBS Corporation Class B Common stock price goes up.

•	At the same time, restricted shares have value anytime the CBS Corporation Class B Common stock price has a value above zero, but the rise in value is not as steep.

Transition:

•	What does this growth look like if the grant has a grant price of $35, $40 or $45?

Slide 41 – Comparing Value (graph)

Major Points:

•	In this example with a higher grant price, the spread of the stock option grant remains at zero longer, but when the grant price is surpassed, the value of the stock option rises more steeply in comparison to the restricted share.

TIME ELAPSED: 55 MINUTES

Slide 42 – Election Process for Exchange

Major Points:

These are the steps involved in making an election to participate in the Voluntary Exchange Offer:

•	Call 800-259-3638

•	Indicate your election or revocation

•	Confirmation statement will be sent within 48 hours via e-mail or US mail with each election or revocation

•	Review confirmation statement

•	Call if you find errors

Slide 43 – Election Process for Exchange

Other election provisions:

•	Election deadline May 31, 2006 at Midnight EDT

•	You can withdraw your election(s) at any time during the election period. The last election(s) made as of the election deadline will stand.

•	No action required to keep options – default is to keep options

Slide 44 – What Resources Are Available to Help You?

Major Points:

•	Here’s one final reminder of the process –

•	You have already received several communications from CBS, including your personal Participant Statement.

•	You have learned more about the Voluntary Exchange Offer in today’s workshop and may now be closer to making a decision.

•	To discuss your personal situation further call the CBS VEO Information Line at 1-800-259-3638. You may also call the same number if and when you are ready to make your Voluntary Exchange Offer election.

Slide 45 – Personal Action Plan

Major Points:

•	Finally, please complete your own personal action plan.

•	And before you leave please complete the evaluation form for this workshop and I’ll collect it from you.

Slide 46 – Questions?

If you have any further questions, please call the CBS VEO Information Line at 1-800-259-3638.

•	And don’t forget: if you decide to exchange your stock options for restricted shares, we encourage you not to wait until the last minute to make your election.

•	Thank You.

CBS Voluntary Exchange Offer Workshop

APPENDICES

CBS

Voluntary Exchange Offer

Description	Appendix
Personal Action Plan	A
CBS VEO Information Line Information	B
Income Tax Examples for Stock Options & Restricted Shares	C
Instructions for Accessing Your Smith Barney Account	D
Notice to Participants	E
Post-Workshop Evaluation	F

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CBS Voluntary Exchange Offer Workshop

Legal Notice

CBS Corporation (“CBS”) has commenced the Voluntary Exchange Offer to which this communication pertains. Holders of CBS stock options are strongly advised to read the Offer to Exchange on Schedule TO (Tender Offer) and the other documents related to the Voluntary Exchange Offer filed with the Securities and Exchange Commission because they contain important information. Holders of CBS stock options may obtain copies of these documents for free at the Securities and Exchange Commission website at www.sec.gov or from CBS’s Human Resources department.

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APPENDIX A

PERSONAL ACTION PLAN

Call 1-800-259-3638 for information regarding the Voluntary Exchange Offer and related financial concepts, and to record your election. If you are calling from outside the U.S., you can call 201-872-5800.

Exchange Offer Action Steps

Complete	Priority	Action Step

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APPENDIX B

CBS VEO INFORMATION LINE

Call 1-800-259-3638 for information regarding the Voluntary Exchange Offer and related financial concepts, and to record your election. If you are calling from outside the U.S., you can call 201-872-5800.

The CBS VEO Information Line from Ernst & Young is open from 9:00am to 8:00pm EDT, Monday through Friday, (except holidays) and will be available beginning on April 27, 2006 and through the offer period. On the last day of the offer, information services will end at 8pm, but elections will be accepted until midnight EDT.

On the last day of the offer, if you call the CBS VEO Information Line at or before Midnight EDT, you may be placed on hold for an extended period of time; however, do not terminate your call until you talk with an Ernst & Young representative. No new calls will be answered after Midnight EDT on the last day of the Voluntary Exchange Offer, but if you are on hold at such time, you still will be able to tender your eligible options when a representative picks up your call.

You can be assured that the information you receive is appropriate for your needs because Ernst & Young’s representatives are objective and independent.

When you call the CBS VEO Information Line you should expect:

Phones that are answered promptly by experienced representatives who will assist you with your CBS Voluntary Exchange Offer needs. If you are prompted to leave a message, a representative will return your call as soon as possible.

Representatives who are knowledgeable about the CBS Voluntary Exchange Offer
An up-to-date record of prior interactions so that you are not starting each call from scratch
The ability to ask for the same representative each time you call the CBS VEO Information Line

What topics can you discuss with the CBS VEO Information Line?

Answers to questions regarding the Voluntary Exchange Offer
Model the decision between stock options and restricted shares with the CBS VEO Information Line counselors
Key election considerations

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APPENDIX C

INCOME TAX EXAMPLES FOR STOCK OPTIONS & RESTRICTED SHARES

Income Tax Examples:

Assumptions:

•	Stock current price/exercise price $30
•	Stock option grant price $25

Stock Options – Tax* on

Exercise

100 options x $5 gain	$500
Federal Income Tax @ 25%	(125)
State Income Tax @ 5%	(25)
Medicare Tax @ 1.45%	(7)
Social Security Tax @ 6.2%	(31)
Net Cash Proceeds (if Cashless Sell)	$312
or
Stock Price Per Share	$25

Net Shares (if Cashless Hold):	12 Shares **

*	Rates shown are for illustration only.
**	0.48 fractional shares to be paid out as cash.

Restricted Share – Tax* on

Payout

14 Shares x $25 stock price	$350
Federal Income Tax @ 25%	(88)
State Income Tax @ 5%	(18)
Medicare Tax @ 1.45%	(5)
Social Security Tax @ 6.2%	(22)
Value Net of Taxes	$217
Stock Price Per Share	$25

Net Shares:	8 Shares **

*	Rates shown are for illustration only.
**	0.68 fractional shares to be paid out as cash

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APPENDIX D

INSTRUCTIONS FOR ACCESSING YOUR SMITH BARNEY ACCOUNT

Recently you received information about the Voluntary Exchange Offer (VEO), an offer that will give eligible employees the opportunity to exchange their eligible options for restricted shares, or restricted share units (RSUs) in the case of employees who are not U.S. taxpayers, in the new CBS Corporation. To view your stock option history or exercise stock options online, you will need a registered and activated Smith Barney account. Smith Barney’s website, at www.benefitaccess.com, is the source for all employee stock option grant information and documentation. To view your grant history you may use the website or speak with a Smith Barney Customer Service Representative by calling (877) 203-7047 toll-free or (212) 615-7081 from a non-U.S. location.

If you have not yet registered for a Smith Barney account:

•	Go to www.benefitaccess.com
•	Click on the Registration tab
•	Enter the Company Stock Symbol: CBS
•	Enter your Social Security Number and the first three letters of your first name

You will receive two separate mailings at your address of record within 10 business days that are needed to activate your account. The first is a Welcome Kit that contains a Temporary Internet User Name, Trading PIN, and information about and instructions to use the website. The second mailing is a Temporary Internet Password. It takes 10 business days to receive the information you need to activate your account online.

If you have already registered for an account and received your Welcome Kit, to activate your account online:

•	Go to www.benefitaccess.com
•	Click on the First Time Users tab
•	Enter your User Name and Password and click on Logon to Benefit Access
•	Follow the logon instructions

If you have forgotten your user name and password:

•	Go to www.benefitaccess.com
•	Click on the Forgot User Name/Password tab
•	Choose Stock Options and click Continue
•	Enter the Company Stock Symbol: CBS
•	Step 1: Enter your Social Security Number and the first three letters of your first name
•	Step 2: Choose the logon information you have forgotten and click Continue
•	Follow screen instructions

If you have any questions about establishing or maintaining a Smith Barney account or would like to exercise a stock option via the phone, please call the Smith Barney Customer Service department at (877) 203-7047 or (212) 615-7081.

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APPENDIX E

NOTICE TO PARTICIPANTS

Dear Participant:

Ernst & Young LLP has been engaged to provide to you information regarding the CBS Voluntary Exchange Offer (VEO) and related financial education topics. We expect that you will find Ernst & Young’s services to be valuable, but we think it is also important that you understand the scope of these services.

General Financial Education Considerations

Here are points to understand regarding your participation in the VEO and E&Y’s related financial education topics:

•	The financial education topics may include historical and other financial information which are not guarantees or even necessarily an indication of future results.
•	Information you receive from E&Y is not intended to alter your rights under your company benefit plans. In all cases, the company’s plans will govern.
•

As you consider your financial future, you may need to make assumptions about future financial trends (such as inflation and rates of return), laws and regulations, and apply these to your particular circumstances. Your results can be significantly affected by even small changes in your assumptions, your individual circumstances or laws and regulations, as well as the extent to which your assumptions ultimately vary from actual financial conditions.

•

Information regarding the VEO and related financial education topics provide only some of the resources for assisting you in making your decisions to participate in the VEO. Such information does not provide accounting, tax or legal advice and does not involve recommendation of any securities, investments or elections.

•	You need to decide on your own whether to consult with a financial advisor or other professional regarding your personal circumstances. If you do, please be aware, you may incur additional costs.
•

In providing VEO related information, Ernst & Young may help you understand the VEO. However, you are responsible for making and acting on your own decisions. Ernst & Young cannot provide you with all information that may be relevant nor can any materials provided address every possible scenario in connection with such decisions.

•	Neither Ernst & Young nor your employer will make any financial planning decisions for you or assume any responsibility for any decisions you make.
•

Certain risks relating to CBS Corporation are set forth in its news releases and filings with the Securities and Exchange Commission including, without limitation, its Form 10-K for the year ended December 31, 2005.

Privacy of Information Provided to Ernst & Young

In the event Ernst & Young collects nonpublic personal information about you from you or other sources authorized by you, Ernst & Young will not disclose such information to third parties, except as maybe requested by CBS, as permitted by law or as otherwise authorized by you. Ernst & Young maintains physical, electronic, and procedural safeguards to guard your nonpublic personal information and is also subject to a confidentiality agreement with CBS Corporation.

Further Considerations

The services and information which may be provided by Ernst & Young only apply to the specific facts and circumstances presented. Ernst & Young assumes no responsibility to keep you apprised of developments in tax law. You may disclose the information and services provided to any and all persons, without limitation. However, such persons may not rely upon such services and information.

Ernst & Young (and its affiliates) are not authorized nor do they intend to provide any financial planning services in connection with the VEO. To the extent Ernst & Young provides any investment advisory

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services (as defined by Federal securities laws) to you, any such services will be performed under the supervision of Ernst & Young Investment Advisers LLP (EYIA), an affiliate of Ernst & Young. EYIA is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. A copy of EYIA’s Form ADV Part 2, or a document containing substantially similar information, can be obtained at no cost by sending a written request to:

National IAS Compliance Officer

c/o Ernst & Young Investment Advisers LLP

1280 Wall Street West, 3rd Floor

PO Box 645

Lyndhurst, NJ 07071

EYIA is organized as a limited liability partnership under Delaware law. Should there be any changes in that partnership during the time that Ernst & Young is providing the information, Ernst & Young will notify you.

All services are provided “as is,” and there are no warranties of any kind or nature, whether express or implied, including but not limited to warranties of merchantability or fitness for a particular purpose or use. In addition, neither Ernst & Young nor its affiliates nor any of their partners, officers, directors or employees shall be liable to you for any services performed or omitted or for any errors of judgment, or for consequential, incidental, indirect, punitive or special damages in connection with providing the services described above. Federal securities laws impose liabilities under certain circumstances on certain persons, even those who act in good faith, and therefore nothing in this notice constitutes a waiver or limitation of any rights that you may have under these laws.

If you should have any kind of claim or dispute with Ernst & Young as a result of this program, these will be resolved in accordance with Ernst & Young’s Alternative Dispute Resolution Procedures (“Procedures”) in effect on the date of this notice. You may receive a copy of the Procedures by requesting them from the Compliance Officer of Ernst & Young, at the address listed above.

* * * * * * *

If, after considering the issues discussed above, you do not want to participate in financial education services, you have no obligation to participate.

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APPENDIX F

POST-WORKSHOP EVALUATION

CBS Voluntary Exchange Offer Post-Workshop Evaluation

1.	Please fill in the information for each of the following. When printing, please use CAPITAL letters.

	Your Workshop Date	/ /

Workshop Leader’s Last Name

Your Work Location
		City	State

2.	Please indicate your response to the following statements by darkening the appropriate circle.
a.	Overall, the workshop gave me information that helped me understand:

		Disagree				Agree
		1	2	3	4	5
	• Stock Options
	• Restricted Shares
	• The Voluntary Exchange Offer
	• How to make my election
	• Where to go for assistance

b.	I would recommend this	Disagree				Agree
	workshop to a friend	1	2	3	4	5
	or co-worker.
c.	I plan to call the	Disagree				Agree
	CBS VEO Information Line after the	1	2	3	4	5
	workshop to help make a decision.

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CBS Voluntary Exchange Offer Workshop

3.	Please evaluate the instructor on the following by darkening the appropriate circle.

		Disagree				Agree
		1	2	3	4	5
a.	Spoke in easy to understand language
b.	Answered questions
c.	Held my interest
d.	Effectively explained the CBS VEO and the CBS VEO Information Line resource.
e.	Cared that I understood the information presented

4.	What were the best features of the workshop?

5.	What features of the workshop would you change?

6.	What additional information would you like to see in the workshop?

7.	Please provide other comments or suggestions.

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